UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On July 31, 2018, Myriad Genetics, Inc. (“Myriad”) completed its acquisition of Counsyl, Inc. (“Counsyl”), in accordance with the terms of the previously announced Agreement and Plan of Merger (“Merger Agreement”), dated May 25, 2018, by and among Myriad, Cinnamon Merger Sub, Inc., a wholly owned subsidiary of Myriad (“Merger Subsidiary”), Counsyl and Fortis Advisors LLC, as the representative of the securityholders of Counsyl. Pursuant to the terms of the Merger Agreement, Merger Subsidiary was merged with and into Counsyl, with Counsyl continuing as the surviving corporation and wholly owned subsidiary of Myriad (the “Merger”).

On August 1, 2018, Myriad filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting its completion of the acquisition. Item 9.01(a) and (b) of the Initial Form 8-K did not include the historical financial statements of Counsyl or the unaudited pro forma combined financial information of Myriad (collectively, the Financial Information), and instead contained an undertaking subsequently to file the Financial Information, as permitted by Sections 9.01(a)(4) and 9.01(b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed for the purpose of satisfying Myriad’s undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with Initial Form 8-K.

ITEM  9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of Counsyl, Inc. as of and for the year ended December 31, 2017 and the unaudited consolidated financial statements of Counsyl, Inc. as of March 31, 2018 and for the three-month periods ended March 31, 2018 and 2017, as required by Item 9.01(a) of Form 8-K, are filed as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements, together with related explanatory notes, showing the pro forma effect on Myriad’s financial statements, after giving effect to Myriad’s acquisition of Counsyl and other related pro forma events, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein: (i) balance sheet as of March 31, 2018, and (ii) statement of operations for the nine months ended March 31, 2018, and (iii) statement of operations for the fiscal year ended June 30, 2017

(c)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated May 25, 2018, by and among the Registrant, Myriad Merger Sub, Inc., a wholly owned subsidiary of the Registrant, Counsyl Inc., and Fortis Advisors LLC. (previously filed as Exhibit 10.18 to the Annual Report on Form 10-K filed on August 24, 2018 (File No. 000-26642) and incorporated herein by reference).

23.1	Consent of Independent Registered Public Accounting Firm for Counsyl, Inc.

99.1	Audited Financial Statements of Counsyl, Inc. as of and for the year ended December 31, 2017.

99.2	Unaudited consolidated financial statements of Counsyl, Inc. as of March 31, 2018 and for the three-month periods ended March 31, 2018 and 2017.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Myriad Genetics, Inc. and Subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: October 12, 2018	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Chief Financial Officer